UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 3, 2017

Global Brokerage, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Water Street, FL 50 New York, NY, 10041

(Address of Principal Executive Offices) (Zip Code)

(646) 432-2986

 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Global Brokerage, Inc. (the “Company”) held its annual meeting of shareholders on July 3, 2017 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 24, 2017 (File No. 001-34986). There were 8,244,394 shares of stock entitled to be voted and 6,070,397 shares present in person or by proxy, at the Annual Meeting. The matters voted upon at the Annual Meeting and the final results of the votes were as follows:

Proposal 1 – Election of Directors

Each of the following nominees for director was elected to hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. The final voting results are set forth below:

David Sakhai	For	3,807,487
	Withheld	69,991
	Broker non-votes	-

Robin Davis	For	3,812,714
	Withheld	64,764
	Broker non-votes	-

Bryan Reyhani	For	3,811,210
	Withheld	66,268
	Broker non-votes	-

Kenneth Grossman	For	3,807,784
	Withheld	69,694
	Broker non-votes	-

Arthur Gruen	For	3,814,734
	Withheld	62,744
	Broker non-votes	-

Ryan Silverman	For	3,808,034
	Withheld	140,691
	Broker non-votes	-

Eduard Yusupov	For	3,808,387
	Withheld	69,091
	Broker non-votes	-

Proposal 2 - Ratification of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified. The final voting results are set forth below:

For	5,688,927
Against	376,007
Abstain	5,463
Broker non-votes	0

Proposal 3 – Non-Binding Advisory Vote on Executive Compensation

The resolution to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers was approved. The final voting results are set forth below.

For	3,795,191
Against	56,993
Abstain	25,294
Broker non-votes	2,192,919

 Proposal 4 - Recommendation regarding the frequency of non-binding votes on Executive Compensation

The non-binding, advisory vote on the frequency of future non-binding advisory votes on the compensation paid to our named executive officers was voted in favor of having an annual shareholder vote to approve the compensation of the Company’s named executive officers. The final voting results are set forth below:

For 1 Year	3,761,129
For 2 Years	10,212
For 3 Years	102,920
Abstain	3,217

Disclosure Regarding Frequency of Advisory Vote on Executive Officer Compensation

As disclosed above, a majority of the votes cast voted, in a non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s named executive officers every year.  In light of such vote, and consistent with the Company’s recommendation, the Company’s board of directors determined that it currently intends to include a non-binding vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BROKERAGE INC.

	By:	/s/ David S. Sassoon
		Name:	David S. Sassoon
		Title:	General Counsel

Date: July 6, 2017